                                                           Joint Filer Information
                                                           _______________________

This statement on Form 5 is filed by:

 Prescott Group Capital Management, L.L.C.
 Prescott Group Aggressive Small Cap, L.P.
 Prescott Group Aggressive Small Cap II, L.P.
 Prescott Group Mid Cap, L.P.
 Prescott Group Aggressive Small Cap Master Fund, G.P.
 Phil Frohlich

The principal address of each of the Reporting Persons is 1924 South Utica, Suite #1120, Tulsa,
Oklahoma 74104-6529.

Name of Designated Filer: Prescott Group Capital Management, L.L.C.

Date of Event Requiring Statement:  December 31, 2003

Issuer Name and Ticker or Trading Symbol:  Annuity & Life RE (Holding) Ltd.    [ANR]

Signatures:

Date: February 13, 2004   Prescott Group Capital Management, L.L.C.

     By:   /s/ Phil Frohlich
      _____________________________________
      Phil Frohlich, Manager

Date: February 13, 2004   Prescott Group Aggressive Small Cap, L.P.

     By: Prescott Group Capital Management, L.L.C.,
        General Partner

      By: /s/ Phil Frohlich
       _________________________________
       Phil Frohlich, Manager

Date: February 13, 2004   Prescott Group Aggressive Small Cap II, L.P.

     By: Prescott Group Capital Management, L.L.C.,
        General Partner

      By: /s/ Phil Frohlich
       _________________________________
       Phil Frohlich, Manager

Date: February 13, 2004   Prescott Group Mid Cap, L.P.

     By: Prescott Group Capital Management, L.L.C.,
        General Partner

      By: /s/ Phil Frohlich
       _________________________________
       Phil Frohlich, Manager

Date: February 13, 2004   Prescott Group Aggressive Small Cap Master Fund,
G.P.

     By: Prescott Group Aggressive Small Cap, L.P., Partner

      By: Prescott Group Capital Management, L.L.C.
         General Partner

       By: /s/ Phil Frohlich
        ______________________________
        Phil Frohlich, Manager

Date: February 13, 2004   /s/ Phil Frohlich
     __________________________________________
     Phil Frohlich